Advance to Suppliers	6 Months Ended
Mar. 31, 2022
Advances To Suppliers Abstract
ADVANCE TO SUPPLIERS

NOTE 5 — ADVANCE TO SUPPLIERS

Advances to suppliers consist of the following:

	March 31, 2022	September 30, 2021
Advances to suppliers for inventory raw material purchase	$103,653	$2,738,313
Less: allowance for doubtful accounts	-	-
Advances to suppliers	$103,653	$2,738,313

Advances to suppliers represent prepayments made to suppliers to ensure continuous high-quality supplies and favorable purchase prices for raw materials. During 2021, due to supply chain disruption caused by COVID-19, the market price for raw materials continued to increase. In order to ensure sufficient raw materials for production and lock in favorable purchase prices, the Company made advance payments to suppliers.